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                                                                    EXHIBIT 99.7

                      FEDERAL DEPOSIT INSURANCE CORPORATION

                             WASHINGTON, D.C. 20006

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 23, 2003

                               PACIFIC UNION BANK
                               ------------------
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                         N/A                95-2888370
          ----------                         ---                ----------
  (State or other jurisdiction      (Commission file No.)     (I.R.S. Employee
of incorporation or organization)                            Identification No.)

            3530 WILSHIRE BLVD., #1800, LOS ANGELES, CALIFORNIA 90010
            ---------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip code)

                                 (213) 385-0909
                                 --------------
               (Registrant's telephone number including area code)

  (Former name or former address, if changed since last report) Not applicable

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

At its Audit Committee meeting on July 21, 2003, the Audit Committee of Pacific Union Bank ("the Bank"), Los Angeles, California, selected the accounting firm of KPMG, LLP ("KPMG"), as independent auditors for the Bank's 2003 fiscal year. At the same meeting the Audit Committee dismissed PricewaterhouseCoopers LLP ("PWC") as independent auditors for the Bank.

PWC audited the financial statements for the Bank for the year ended December 31, 2002. The reports of PWC on the financial statements for the past year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal year ended December 31, 2002 and the subsequent interim period January 1, 2003 through July 21, 2003, there were no disagreements between PWC and the Bank on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements.

KPMG had served the Bank as its independent auditors and audited the financial statements since the inception of the Bank through the fiscal year ended December 31, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (d)      EXHIBITS

                  16       Letter from PWC, LLP

                  99.1 Press release concerning earnings for June 30, 2003 calendar quarter

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 23, 2003 the Bank issued an earnings release concerning its results of operations and financial condition as of and for the calendar quarter ended June 30, 2003. A copy of the release is attached as Exhibit 99.1.

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                                  EXHIBIT INDEX

Exhibit No.                             Description                         Page
-----------                             -----------                         ----
     16       Letter from PWC, LLP

    99.1      Press release concerning earnings for June 30, 2003 calendar    3
              quarter.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Pacific Union Bank

Dated: July 25, 2003                      By: /s/ Dianne Kim
                                              ---------------
                                               Dianne Kim, Senior Vice President
                                                 and Chief Financial Officer